SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.   20549


                                     Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                            The Securities Act of 1934



Date of Report (Date of earliest event reported)  May 6, 1998




                               PPG INDUSTRIES, INC.
            (Exact name of registrant as specified in its charter)




Pennsylvania                         1-1687                 25-0730780
(State or other                  (Commission          (I.R.S. Employer
jurisdiction			  File Number)	      Identification No.)
of incorporation)



One PPG Place, Pittsburgh, Pennsylvania                        15272
(Address of principal executive offices)                     (Zipcode)


Registrant's telephone number, including area code  (412) 434-3131





                           Not Applicable
    (Former name or former address, if changed since last report)

Item 5.  Other Events

         On May 6, 1998, PPG Industries, Inc. issued the press release attached hereto as Exhibit 20, which is incorporated by reference herein.


Item 7.  Exhibit

         (20)  PPG Industries, Inc. press release dated May 6, 1998.



                                 SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     PPG INDUSTRIES, INC.
                                        (Registrant)



                                     /s/ W. H. Hernandez
                                     W. H. Hernandez
                                     Senior Vice President, Finance


Date:  May 13, 1998